Exhibit 99.1

BlueLinx Holdings Inc. Wells Fargo Securities 2013 Industrial and Construction Conference

BlueLinx Holdings Inc.

Forward-Looking Statement Safe Harbor - This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market; general economic and business conditions in the United States; the activities of competitors; changes in significant operating expenses; changes in the availability of capital; the ability to identify acquisition opportunities and effectively and cost-efficiently integrate acquisitions; adverse weather patterns or conditions; acts of war or terrorist activities; variations in the performance of the financial markets; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of May 9, 2013. We undertake no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to May 9, 2013.

Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States.

2 www.bluelinxco.com

Contents • Executive Summary • Key Investment Merits • Industry Overview • Financial Overview • Appendix 3 www.bluelinxco.com

Executive Summary

Company Overview

• Leading provider of building products distribution 2012 Sales by Product Category services with over 50 U.S. locations

• Most comprehensive nationwide footprint in the Specialty Structural highly fragmented building products distribution industry

• Deliver over 10,000 specialty and structural 58% products from over 750 suppliers to more than 11,500 customers

• Milling and fabrication services

• Advanced IT platform provides superior market 42% intelligence to customers and suppliers

• Centralized management model complemented by regional sales focus

2012

Historical Revenue, Gross Margin Percentage, and EBITDA

($ in Millions) $6,000 13.0% $120 3.0% 12.1% $98.0 12.0% $5,000 11.7% 11.7% 12.0% 2.0% $4,899 11.3% $80 2.0% $4,000 11.0% $3,834 $3,000 $40 1.0% $19.7 0.7% $2,780 10.0% $10.9 10.2% 0.5% $2,000 $0.2 9.8% 0.4% $14.1 $1,804 $1,908 $0 0.0% $1,755 0.0% ($11.1) $1,646 9.0% $1.8 $1,000 0.1% (0.6%) ($40) (1.0%)

$0 8.0%

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012 Revenue Gross M argin Percentage EBITDA EBITDA M argin

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Company History & Timeline

An evolution of BlueLinx' business strategy

1954
Georgia-Pacific Corporation begins operations of its Distribution Division

1970s-1990s
The Division grows from 13 to 134 nationwide warehouses, all of which are independently managed

1994
The Division restructures it vast independent warehouses into a network of 64 centrally-managed distribution points

2000
The Division completes its restructuring effort and introduces a state-of-the-art technology platform

May 2004
Georgia-Pacific sells the assets of the Distribution Division to ABP; subsequently, ABP is merged into BlueLinx

December 2004
BlueLinx completes its IPO

2006-Present
BlueLinx begins to increase program and private label initiatives, lessen dependence on Georgia-Pacific, and increase global sourcing; opens global sourcing office in China

BlueLinx Global Solutions

2006
BlueLinx increases sales focus on specialty products; initiates a series of upgrades and enhancements to advance its integrated technology platform

2007
BlueLinx introduces SteelLinx, its private label comprehensive line of metal building products – from fasteners to fencing to roofing materials

SteelLinx

2011
BlueLinx introduces ProLine, its private label product line of low maintenance trim

ProLine

2012
BlueLinx introduces onCENTER branded engineered products

onCENTER

BlueLinx' strategy has evolved from a plywood distribution outlet for Georgia-Pacific to a leading provider of supply chain solutions to the building products industry

BlueLinx
America's Building Products Distributor
6
www.bluelinxco.com

Business Strategy

Continue Emphasizing Higher Margin, Specialty Products

- Specialty products have grown from 44% of sales to 60% of sales over the last five years
- Gross profit margin grows from 10% in 2006 to 12.1% in 2012

Cultivate Private Label Products

- Private label products yield higher margins and strengthen customer relationships
- Current brands include SteelLinx, Sealtite, ProLine, and OnCenter

Improve Profitability in Structural Products

- Growing attractive contribution margins in structural products
- Optimizing profitability by disciplined pricing and minimizing exposure to commodity price fluctuations

Leverage National Footprint and Superior Information Systems

- Unmatched, industry-leading technology platform enables superior service to customers and suppliers

Increase Program Sales

- Customers commit to purchase a specific product or brand exclusively from BlueLinx
- Increases stability of supplier and customer relationships

Manage Centrally, Sell Locally

- National level decision making drives efficient, informed, and coordinated corporate changes
- Locally-focused sales teams provide superior customer service



Enhance Global Procurement Capabilities

- Leverage global sourcing expertise to expand product offering
- Increase supplier relationships in low-cost countries to increase margins


BlueLinx

BlueLinx
America's Building Products Distributor
7
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The Right Products…To The Right Place…

Product resources, knowledgeable staff & nationwide foot print make us a valuable partner to vendors and customers - ensuring products make it to the right place at the right time

Industrial & Single-Family Housing Starts

Manufactured 39% Housing 24%

Multi-Family Housing Starts 4%

Dealer, National Pro Building Dealer, &

End Use Repair & Remodel

Product Specialty

Markets 37% Manufacturers Distributor 63%

Industrial and Other 17%

National Retail 13%

Manufactured Housing 3%

Percentages shown represent estimated revenue by customer type and end use market

Value to Manufacturers Value to Customers y Reliable channel to market y Reliable source of comprehensive product y Consistent production runs offering y Limited inventory investment y Unique break bulk quantities y Limited credit risk and receivable investment y Near 100% fill rates y Potential demand creation for early life y Limited vendors, inventory investment & cycle products related carrying costs y Nationwide sales representation y Just-in-time deliveries y Broad market intelligence y Distinct safety stock y Wide variety of distribution services y Extensive sales knowledge and product training

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Key Investment Merits

Key Investment Merits

Leading, National Distribution Platform

Comprehensive Product Offering With Substantially Improved Mix State-of-the-Art Technology & Logistics Unique Centralized Model Diversified Established Customer Base Proven, Entrepreneurial Management Team Upside Opportunity from Rebound in Housing

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Leading, National Distribution Platform

• Leading distributor of building products in North America with 50+ facilities across the United States

– Only “pure” distributor among five largest distributors

• Comprehensive nationwide presence critical to blue-chip suppliers, national dealers, and home improvement retailers that require dependable distribution of standardized products coast-to-coast

• Expansive footprint offers geographic revenue diversity and broad, unparalleled market intelligence

• Maintain the industry’s largest privately-owned fleet with over 600 tractors and 900 trailers

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Comprehensive Product Offering…

• One of the industry’s broadest product offerings with over 10,000 branded and private-label products encompassing 70,000 SKUs

• Provides significant cross-selling opportunities to drive BlueLinx’ revenue growth across multiple product lines

• Simplified single source solution for customers of all sizes

• Growing portfolio of private-label and eco-friendly products

Specialty Products

Representative Products

• Outdoor Living • Moulding

• Hardwood Plywood • Roofing

• Insulation • Engineered

• Specialty Metal Lumber Products • Siding

Structural Products

Representative Products

• Lumber • Remesh

• Plywood • OSB

• Rebar

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Comprehensive Product Offering…

Milling and Fabrication Services

BlueLinx offers a wide array of custom cutting and fabrication services for the building products industry.

Specializing in:

• Hardwood and softwood lumber

• Panel products such as plywood, OSB, particleboard, MDF, melamine

• Metal roofing and rebar pins

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…With Substantially Improved Mix

Gross Revenue Gross Margin Dollars

2006 2012 2006 2012

42%

35% 39%

56% 58%

61%

65% 44%

Structural Specialty Structural Specialty

Specialty Products Structural Products

($ in Millions) $3,200 11% $2,788 $2,400 $2,197 14.7% 14.6% 15% 9.9% 9.8% 9.6% 9.4% 10% $1,804 14.1% 14.2% $2,400 14.0% 14.0% $2,096 9.1% $1,600 $1,412 14% 9% 8.3% $1,600 $1,421 $1,089 $1,124 13.2% $1,005 $948 8% $838 $808 $800 13% 7.0% $738 $708 $800 7%

$0 6%

$0 12%

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012 Gross Sales Gross M argin Gross Sales Gross M argin

Excludes cash discounts, competitive discounts, accruals, and Canadian conversion.

• Higher-margin, value added products • Commodity goods critical to structural

• Opportunity to expand private-label and support, walls, and flooring program sales • Focus on profitability improvements through downturn

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State-of-the-Art Technology & Logistics

- Superior, proprietary systems provide real-time information to manage inventory levels, optimize logistics, and analyze profitability by product, customer, and location
  - Enhances customer service
  - Provides unequaled market intelligence
  - Improves operational efficiency
  - Ensures more informed pricing, routing, and inventory management decisions

Year	Summary of Key Recent Investments
2008	Incorporated supply chain software from JDA Software Group Inc. to better forecast and meet product demand nationwide
2008	Introduced INFOR business analytics tools for financial reporting, inventory management, and logistics analysis
2009	Installed PeopleNet on-board computers on all Company tractors to enable real-time order and truck tracking, paperless driver logs, and accident reporting
2010	Implemented Connect telephony interface which provides call force with detailed customer and purchasing data
2011	Replaced legacy routing tool with a sophisticated system integrated into on-board computers and systems from Appian Logistics Software Inc.
2011	Launched My BlueLinx Online offering customers access to order and shipping data; additional phases of the e-commerce platform include an e-catelog and e-store
2012	Introduced DOMA® Whole House Software application linking current FASTBeam ™ application with 3D modeling program for structural design, material requirements, and pricing for engineered lumber floors and roofs
2012	Partnered with IBM to develop full e-Commerce solution with e-Catalog and e-Store; Scheduled for 2013

BlueLinx
America's Building Products Distributor
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Unique, Centralized Model

• Unique and powerful model leveraging BlueLinx’ superior information systems and infrastructure to facilitate centralized management while maintaining teams focused on local market and customer needs

– Efficient, informed, decision making coordinated across the platform

• Corporate strategy • Logistics & delivery

• Procurement with economies of scale • Marketing

• Pricing • Finance & Accounting

• Customer service • Training

• Customer program coordination • Administrative

• Inventory management • Unified culture and shared best practices

– Flexibility for regionally-focused sales force to make customized decisions at the local Regionally Focused Sales Force level

• Address local market needs

• Cultivate local customer relationships

• Customer-by-customer pricing decision

– Centralized purchasing team has built a base of over 750 global vendors

– Global suppliers from North America, South America, Europe, and Asia

• 16% import; 16% Canada

– Highly scalable system allows BlueLinx to grow with minimal incremental infrastructure investments

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Diversified, Established Customer Base

- National distributor of building products to over 11,500 customers with approximately 25,000 locations
- Offers customers superior, reliable service, break bulk quantities, near 100% fill rates, reduced inventory costs, and a wide variety of distribution services
- Customers include blue-chip names with the national reach and financial stability to gain significant market share through expected housing market rebound
- Services customers through three primary distribution channels:
  - *Warehouse Sales*: Delivered from BlueLinx warehouses to customers
  - *Direct Sales*: Shipped from the manufacturer to the customer without BlueLinx taking physical inventory possession
  - *Reload Sales*: Shipped from third-party warehouses where BlueLinx stores its owned products

Key Customer Segments

	Home Improvement Centers	National Dealers	Regional Dealers	Industrial	Manufactured Housing
Overview	• Retailers of building products with national scale	• Sellers of building products to contractors, builders, renovators, and other end users of building products servicing the residential and commercial end markets	• Sellers of building products to contractors, builders, renovators, and other end users of building products servicing regional and local construction markets	• Makers of furniture, wood crates, mass transit, and other industrial wood products	• Makers of manufactured housing and mobile homes
Selected Customers	Lowe's The Home Depot	Builders FirstSource Stock Building Supply ProBuild 84 Lumber ABC Supply Co. Inc.	Carter Lumber / The Yard Hammond Lumber Company U.S. LBM	Haworth Ethan Allen Blue Bird	Champion Forest River Clayton homes

BlueLinx America's Building Products Distributor
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Proven, Entrepreneurial Management Team

Summary Employees

• Management possesses deep industry • Highly stable employee base knowledge and distribution expertise

• BlueLinx maintains excellent relations with

• Executive management has been with the its workforce and representing unions Company for an average of almost 20 years

• Management has implemented a number of initiatives to position the Company for profitable growth

Executive Management Team

George Judd

President and Chief Executive Officer

Ned Bassil Bob McKagen Mike Meadows Doug Goforth

Senior Vice President Senior Vice President, Senior Vice Chief Financial Officer and Chief Supply Sales & Business President, National and Treasurer Chain Officer Development Accounts

Jim Herbig Sara Epstein Jim Soggs

Vice President Vice President and Vice President Structural Products General Counsel Human Resources

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Executive Management

Name & Title	Industry Experience	Years with BlueLinx [1]
George Judd, *CEO and President* • CEO and board member since 2008 • Previously President & COO starting in May 2004 • Previous positions include National Sales Mgr and VP of Sales and Eastern Operations	29	29
Doug Goforth, *Senior VP, CFO and Treasurer* • Senior VP, CFO and Treasurer since 2008 • Previously served as Vice President and Corporate Controller for Armor Holdings • Served as the Corporate Controller for BlueLinx from May 2004 to October 2006	10	10
Ned Bassil, *Senior Vice President and Chief Supply Chain Officer* • Senior VP and Chief Supply Chain Officer since 2011 • Previously CEO at Azadea Group Holdings • Served as VP Global Operations at Black & Decker and SVP Operations at Philips Electronics	2	2
Bob McKagen, Senior *Vice President, Sales and Business Development* • Vice President, Sales and Business Development since January 2012 • Vice President of Supply Chain from April 2009 to December 2011 • Vice President , Southeast from 2001 to March 2009	28	28
Mike Meadows, Senior *Vice President, National Accounts* • Vice President, National Accounts and Marketing since 2007 • Vice President, Mid South from 2001 to 2006 • Previously served as Regional Manager at Georgia-Pacific	34	34
Jim Herbig, *Vice President, Structural Products* • Vice President, Structural/Specialty Products since January 2009 • Vice President, Commodity Wood Products from May 2004 – January 2009 • Vice President, Lumber Division from June 2003 – May 2004	36	36
Sara Epstein, *Vice President, General Counsel and Corporate Secretary* • VP, General Counsel and Corporate Secretary since February 2013 • Senior Counsel and Corporate Secretary since 2010 • Previously an attorney with Jones Day	3	3
Jim Soggs, *Vice President Human Resources* • Vice President, Human Resources since April 2013 • Previously Corporate VP, Human Resources at Republic National Distributing Company • Served as VP, HR/Admin for Cendian Corp, SVP, HR at Cluett American, and VP HR at AGC Glass	1	1

[1] Includes years in the distribution division of Georgia-Pacific Corporation

BlueLinx
America's Building Products Distributor
19
www.bluelinxco.com

Upside Opportunity from Rebound in Housing

- Favorable demographic trends and the resulting household formation data strongly support a return to normalized levels of residential new construction
- Longer term these trends support a return to a "normalized" or mid-cycle level of housing starts in the range of 1.5+ million homes, driven by demographic trends, as well as the replacement of existing homes and demand for second homes
- Management has optimized BlueLinx' cost structure by eliminating $95 million of annual fixed costs
  - Leaner infrastructure will yield significant operating leverage and cash flow

Long-Term Housing Demand Outlook

(Starts in Thousands)


Sources of Demand
Household Formation
Immigration
Home Ownership
Demolitions / Rebuilds
Vacant Units
Key Growth Driver
Population reaching age for household formation
Net Migration
First-time buyers
Replacement of aged housing stock
Demand among baby boomers

Building Blocks of Housing Demand	2010 - 2020 Average Annual Underlying Demand
Annual Growth in Household	1,180
Vacant Units / Second Homes / Demolitions	464
Total Underlying Annual Demand	1,644

"Assuming net inflows of immigrants are roughly half the level in the Census Bureau's 2008 projections, household growth should still average 1.18 million a year in 2010-20. Growth and aging of the current population alone should support the addition of about 1.0 million new households per year."

The Joint Center for Housing Studies of Harvard University, The State of the Nation's Housing 2012.

Source: U.S. Census Bureau, The Joint Center for Housing Studies of Harvard University

BlueLinx
America's Building Products Distributor
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Well Positioned to Take Advantage of Developing Housing Recovery

Summary

• Strong relationships with specialty product manufacturers, brand name products, and sales expertise necessary to continue specialty products growth strategy, while also focusing on offering premium brand structural products

• National footprint with sophisticated logistics network enabling just in time delivery

• Demonstrated price discipline resulting in gross margin percentages above historical levels

• Cost structure aligned with operating environment and anticipate limited increases in cost structure relative to revenue growth allowing for increased profitability

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Industry Overview

Residential New Construction Market

- Consensus estimates show housing starts of 1,001,000 for 2013, rising to 1,283,000 for 2014 as housing fundamentals strengthen

Source: Average of the following third party forecasts: Moody's Analytics, Mesirow Financial, Mortgage Bankers, National Association of Home Builders, Wells Fargo, Royal Bank of Canada, Research Information Systems, Inc., Forest Economic Advisors, APA-The Engineered Wood Association.



Housing Starts (000's)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Multi-Family
Single-Family
1,801
1,465
-25%
1,355
1,046
-33%
906
622
-39%
554
445
6%
587
471
4%
609
429
28%
781
535
28%
1,001
711
28%
1,283
911
2006
2007
2008
2009
2010
2011
2012
2013F
2014F

Historical Seasonally-Adjusted Total Housing Starts

(Starts in Thousands)

Current Starts	Average Starts 50 year	40 year	30 year	20 year	10 Year
1,036	1,473	1,467	1,408	1,374	1,289

Median Starts 50 year	40 year	30 year	20 year	10 Year
1,509	1,518	1,492	1,478	1,382



Housing Sta
3,000
2,400
1,800
1,200
600
0
54%
64%
60%
49%
79%
Lowest point ever recorded: April 2009 of SAAR 478k
'61
'63
'65
'67
'69
'71
'73
'75
'77
'79
'81
'83
'85
'87
'89
'91
'93
'95
'97
'99
'01
'03
'05
'07
'09
'11
'13
Housing Downturn
SAAR Total Housing Starts
Median

Source: U.S. Census Bureau

BlueLinx
America's Building Products Distributor
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Residential Improvements Market – Growing

• Growth in the residential improvements market will be driven by rising existing home sales, the high percentage of distressed sales, and homeowners choosing to fix up rather than move up

• Limiting expenditures will be slow income and employment growth

• The U.S. Residential Improvements market is forecast to grow 4.9% over the next fours years

Expenditures for Residential Improvements

($ in Billions)

$110

CAGR of 4.9%

$100 $103 $97

$93

Billion $90 $86 $85 $80

$70

2010 2011 2012 2013 2014

 Source: Research Information Systems Inc.

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Financial Overview

Improving Financial Performance

• Despite market downturn, management increased revenue from $1.65 billion in 2009 to $1.91 billion in 2012

• Increasing gross margin percentage with product mix shift to specialty category distinctly differentiates BlueLinx in the supply chain by positioning it to create significant value for both the manufacture of these products and our customers

• Strategic cost-cutting measures since 2006 include elimination of $95 million of annual fixed expenses

Revenue & Gross Margin Percentage

($ in Millions) $6,000 13.0%

12.1% 12.0% $5,000

11.7% 11.7% 12.0% $4,899 11.3% $4,000 11.0% $3,834 $3,000

$2,780 10.0% 10.2% $2,000 9.8% $1,804 $1,908 $1,646 $1,755 9.0% $1,000

$0 8.0% 2006 2007 2008 2009 2010 2011 2012 Revenue Gross M argin Percentage

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Enhanced Revenue Mix

• Revenue growth is highly correlated to the expected rebound in residential new construction housing starts

• Management has focused on expanding sales of more profitable specialty products

• Specialty products are expected to account for 60% of total sales, even as structural product volume rebounds with housing starts

Gross Revenue by Product Type

($ in Millions)

$6,000 2,000 1,801

$5,000 $2,197

1,355 1,500

44.1% $4,000 $1,804

46.3% #DIV/0

Gross Margin $3,000 906 1,000 $2,788 #DIV/0 780 Housing Starts

#DIV/0 $1,412 609 $2,000 55.9% 554 587 $2,096 50.2% $1,005 $1,124 $948 $1,089 500

53.7% $1,421 56.2% 54.5% 60.6% 58.2% $1,000

49.8% $738 $838 $808 $708

43.8% 45.5% 39.4% 41.8%

$0 0 2006 2007 2008 2009 2010 2011 2012

Structural Specialty Housing Starts

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Improved Gross Margin Profile

• Focus on global sourcing and increasing product mix have driven increased profit margins

Historical Gross Margins

($ in Millions)

$600 13.0%

12.1% 12.0% $500

11.7% 11.7% 12.0% $480 11.3% $400 $392 11.0% $300 10.2% $315 10.0% $200 $230 9.8% $211 $210 $193 9.0% $100

$0 8.0% 2006 2007 2008 2009 2010 2011 2012

Gross Profit Gross M argin Percentage

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Controlled Operating Expenses

• Strategic cost-cutting measures since 2006 include elimination of $95 million of annual fixed expenses

Historical Operating Expenses (1)

($ in Millions)

$500 16.0% 14.4% 13.1% 13.2% 12.3% $400 11.7% $402 12.0% $394

$300 $324 10.3%

8.0% 8.2% $238 $237 $232 $235 $200

4.0% $100

$0 0.0% 2006 2007 2008 2009 2010 2011 2012

Operating Expenses (adjusted) % of Sales

(1) Operating expense excludes the following: real estate gains and GP contract gain in 2009; real estate gains, OSB settlement and tender offer expenses in 2010; real estate and other gains in 2011 and 2012.

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Effective Working Capital Management

• Advanced information and logistics technology allow management to effectively forecast supply and demand to limit inventory requirements and optimize working capital investments

Working Capital and Turnover

($ in Millions)

$600 14x

$509 $500 $440

11.5x 12x $400

9.6x $288 $300 10x $243 $255 $241 $240 8.7x $200 7.5x 8x $100 6.8x 6.9x 6.6x

$0 6x 2006 2007 2008 2009 2010 2011 2012

Working Capital Working Capital Turnover

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Limited Future Capital Expenditures

• Over $35 million invested over the past six years to drive productivity improvements and to maintain and upgrade facilities, equipment, and information systems

• Lower volume and corresponding reduced mileage over the past four years required limited capital investment in the Company’s fleet

Capital Expenditures

($ in Millions)

$15.0 $13.1

$9.6 $10.0

$6.5 $4.9 $5.0 $4.1 $2.8 $1.8

$0.0

2006 2007 2008 2009 2010 2011 2012

2011 includes $4.1M for new facility in Nashville, TN

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Quarterly Highlights – Q1 2013

Financial Summary

($ in Millions)

Industry and Market Conditions

• End use markets improving:

– Continued favorable trends in housing fundamentals experienced through the first quarter; March SAAR housing starts at 1,036k breaking the 1 million mark for the first time since June 2008

– Improved demand for our products and services compared to the year-ago quarter

– Cumulative year-to-date nonseasonally adjusted single-family starts and permits are up 28.2% and 24.3% yr/yr, respectively, pointing to continued improvement in residential construction activity

– Repair and remodeling markets remain weak with annual growth forecasted at approximately 4.9%*

– Non-residential construction annual growth forecasted at approximately 7.5%*

*Source: Research Information Systems, Inc.

• Structural wood price increases compared to the year-ago quarter

Quarterly Financials

• Revenue Growth: Revenue up $49.4 million or 10.9% to $503.2 million

Total gross margin 11.2% vs. 12.0% in 1Q ‘12 as lower margin structural

• Margin Performance: product sales increased from 41% of revenue to 46%, therefore representing a larger mix of total gross margin

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Quarterly Review

Specialty Structural Other Specialty Structural

Revenues % by Product

($ in millions)

YOY $49.4 54% or 10.9%

59%

$517.0 $496.8 $453.7 $440.3 $503.2

215.7 211.4 41% 182.9 233.5 196.1

268.1 307.9 288.9 249.1 270.9 46%

1Q ‘12 2Q ‘12 3Q ‘12 4Q ‘12 1Q ‘13 1Q ‘12 1Q ‘13

Variance Analysis Vs. Year Ago $49.4 Revenue up 10.9%

 Specialty sales up 1.0%

$37.0 Price/Other

 Structural sales up 27.7%

Structural Unit Volume 4.5%

$8.3 Specialty product sales = 54% of total

$4.1 Specialty Unit Volume 1.5% sales

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2013 Q1 Results

Revenues Operating Expenses

($ in millions) ($ in millions)

YOY $49.4 $503.2 YTD ‘12 YTD ‘13 Variance or 10.9% Reported Operating Expenses $58.3 $61.6 ($3.3) Significant Special Items:

$453.7

Facility Consolidation. & Severance - ($0.9) $0.9

Gain on real estate $0.6 $0.3 $0.3

Adjusted Operating Expenses $58.9 $61.0 ($2.1)

YTD ‘12 YTD ‘13

Adjusted Operating Exp as % of Sales 13.0% 12.1% 0.9%

Gross Margin % Net Loss

($ in million)

12.0%

11.2%

($11.0)

YOY ($1.6) or (14.8%)

($12.6) YTD ‘12 YTD ‘13 YTD ‘12 YTD ‘13

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Cash Flows

Unaudited
(in million's)

	Q112	Q212	Q312	Q412	Q113	TTM 2013	TTM 2012
Cash flows from operating activities:							
Net loss	$ (11.0)	$ (3.7)	$ 3.1	$ (11.4)	$ (12.6)	$ (24.6)	$ (37.3)
Adjustments to reconcile net loss to net cash (used in) provided by operations:							
Depreciation and amortization	2.4	2.2	2.1	2.0	2.2	8.5	9.9
Amortization of debt issuance costs	0.9	0.9	0.9	0.9	0.9	3.7	3.4
Write-off of debt issuance costs	-	-	-	-	0.1	0.1	-
Gain from sale of properties	(0.6)	-	(9.2)	(0.2)	(0.2)	(9.5)	(4.0)
Gain from property insurance settlement	-	(0.5)	-	-	-	(0.5)	(1.2)
Changes associated with the ineffective interest rate swap	-	-	-	-	-	-	0.1
Vacant property charges, net	-	(0.1)	-	-	-	-	(0.3)
Gain on modification of lease agreement	-	-	-	-	-	-	(2.0)
Payments on modification of lease agreement	(5.0)	-	(0.9)	-	-	(0.9)	(5.0)
Deferred income tax provision	-	-	-	-	-	-	0.2
Share-based compensation	0.7	0.7	0.7	0.7	0.8	2.9	1.9
(Increase) decrease in restricted cash related to the ineffective interest rate swap, insurance, and other	(0.3)	1.0	(0.8)	0.8	(0.4)	0.6	0.7
Other	1.8	3.8	(1.1)	(1.2)	0.3	1.7	(5.0)
	(11.2)	4.3	(5.1)	(8.3)	(8.9)	(18.0)	(38.6)
Changes in working capital							
Receivables	(59.1)	(4.2)	10.4	34.3	(61.4)	(20.9)	(28.0)
Inventories	(65.0)	14.9	15.4	(9.8)	(89.6)	(69.1)	(30.2)
Accounts payable	46.7	(36.7)	2.7	(3.7)	64.1	26.4	20.6
Net cash (used in) provided by operating activities	(88.5)	(21.6)	23.4	12.4	(95.8)	(81.6)	(76.2)
Cash flows from investing activities:							
Property and equipment investments	(1.3)	(0.9)	(0.4)	(0.3)	(1.0)	(2.5)	(3.9)
Proceeds from disposition of assets	1.4	0.5	16.6	0.6	0.2	17.9	11.0
Net cash provided by (used in) investing activities	0.2	(0.4)	16.3	0.3	(0.8)	15.4	7.1
Cash flows from financing activities:							
Repurchase of shares to satisfy employee tax withholdings	(0.4)	-	-	(0.1)	(1.2)	(1.3)	(0.4)
Repayments on revolving credit facilities	(80.1)	(121.3)	(144.3)	(127.7)	(128.8)	(522.1)	(485.2)
Borrowings from revolving credit facilities	163.3	150.4	122.7	113.9	199.8	586.8	522.4
Principal payments on mortgage	(7.1)	(0.6)	(0.6)	(28.9)	(0.6)	(30.8)	(49.6)
Payments on capital lease obligations	(0.2)	(0.2)	(0.2)	(1.7)	(0.4)	(2.4)	(1.6)
Increase (decrease) in bank overdrafts	12.6	(4.3)	1.2	3.5	(6.3)	(5.9)	(0.7)
Decrease (increase) in restricted cash related to the mortgage	2.7	(2.7)	(15.5)	25.5	(3.0)	4.3	29.5
Debt issuance costs	(1.4)	-	(0.3)	-	(2.7)	(3.0)	(4.2)
Proceeds from stock offering less expenses paid	-	-	-	-	39.9	39.9	58.5
Net cash provided by (used in) financing activities	89.3	21.3	(37.0)	(15.4)	96.7	65.6	68.8
Increase (decrease) in cash	1.0	(0.7)	2.7	(2.7)	0.1	(0.6)	(0.3)
Cash balance, beginning of period	4.9	5.9	5.2	7.9	5.2	5.9	6.2
Cash balance, end of period	$ 5.9	$ 5.2	$ 7.9	$ 5.2	$ 5.3	$ 5.3	$ 5.9

BXC used $95.8 million in operating cash flow for the quarter

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Debt

Debt $ in millions

	July 2, 2011	October 1, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 29, 2012	December 29, 2012	March 30, 2013
Revolving Credit Facilities	$ 188.9	$ 118.5	$ 94.5	$ 177.7	$ 206.7	$ 185.2	$ 171.4	$ 242.4
Mortgage	285.7	246.9	243.2	236.1	235.5	234.9	206.0	205.3
TOTAL DEBT	$ 474.6	$ 365.4	$ 337.7	$ 413.8	$ 442.2	$ 420.1	$ 377.4	$ 447.7
Less:Cash and Cash Equivalents	(6.1)	(5.9)	(4.9)	(5.9)	(5.2)	(7.9)	(5.2)	(5.3)
Mortgage LCR Trap	(38.3)	(2.8)	(10.0)	(7.3)	(10.0)	(25.6)	-	(3.0)
Net Debt	$ 430.2	$ 356.7	$ 322.8	$ 400.6	$ 427.0	$ 386.6	$ 372.2	$ 439.4
Excess Availability	$ 94.0	$ 150.8	$ 118.3	$ 121.9	$ 105.4	$ 112.1	$ 88.0	$ 125.5
Minimum Required	$ 41.9	$ 39.3	$ 31.1	$ 43.7	$ 45.6	$ 43.2	$ 38.2	$ 45.4

U.S. Revolver

- $123.4 million excess availability as of March 30, 2013
- LIBOR plus 3.25% as of March 30, 2013
- $422.5 million facility with additional $100 million uncommitted accordion facility
  - Matures April 15, 2016
  - Secured by Accounts Receivable and Inventory of Operating Company
  - No financial performance covenants provided Excess Availability is more than the greater of (A) $30 million or (B) the amount equal to 12.5% of the lesser of the borrowing base or $65.3 million. The borrowing base as of March 30, 2013 was $363 million.

Canadian Revolver

- $2.1 million excess availability as of March 30, 2013
- LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
- $10 million facility with additional $5 million uncommitted accordion facility
  - Matures August 2014

Mortgage (10 Year Term @ 6.35%)

- Matures July 2016
- Remaining real estate under the 2006 mortgage appraised at approximately $340 million in June 2006 with a book value of $92.9 million as of December 29, 2012.
- LCR Trap is triggered if operating TTM EBITDAR coverage ratio is less than 2.5x for two consecutive quarters
- During 3Q 2012 we sold our facility in Newark, CA; the cash received from the sale is reflected in the cash trap at September 29, 2012; On October 1, 2012 $12.8mm of cash from the sale and $11.8mm of cash accumulated in the cash trap was used to pay down the mortgage principal.
- An additional $3.66 million of principal was prepaid from funds held in the LCR escrow in fiscal 2012 in accordance with the 12th mortgage amendment. Additional quarterly principal prepayments will be made from LCR funds until $10 million has been prepaid. The loan re-amortizes with each prepayment.
- Principal
  - 2013 $8.3 million; 2014 $2.6 million; 2015 $2.7 million; 2016 $191.8 million

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36
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Cash Cycle

Cash Cycle Days

(in days)

100 59 59 61

57 58

80

36 36 A/R

36 37 34

60

40

53 INV

20 49 49 49 49

0

(28) (27) (26) (25) (28)

-20 A/P & OD’s

-40

1Q ‘12 2Q ‘12 3Q ‘12 4Q ‘12 1Q ‘13

TTM Cash Cycle days at 61, up 3 days sequentially and up 4 days compared to the prior year quarter

Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average beginning and ending balance. The days calculations use calendar days.

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Appendix

Profit & Loss Statement by Quarter

Profit & Loss Statement $ in millions [1], except per share amounts

	2011			2012				2013	2011	2012	2013 TTM
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1			
Sales	$ 500.8	$ 472.9	$ 391.1	$ 453.7	$ 517.0	$ 496.8	$ 440.3	$ 503.2	$ 1,755.4	$ 1,907.8	$ 1,957.3
Cost of Goods Sold	443.2	414.6	343.2	399.5	453.8	436.3	388.2	446.7	1,545.3	1,677.8	1,725.0
Gross Profit	57.6	58.3	47.9	54.2	63.2	60.5	52.1	56.5	210.1	230.0	232.3
Gross Margin %	*11.5%*	*12.3%*	*12.3%*	*12.0%*	*12.2%*	*12.2%*	*11.8%*	*11.2%*	*12.0%*	*12.1%*	*11.9%*
Operating Expenses											
SG&A	56.8	54.5	48.1	56.1	57.1	48.1	54.6	59.4	207.8	215.9	219.2
D&A	2.6	2.6	2.4	2.2	2.2	2.1	2.0	2.2	10.6	8.5	8.5
Total Operating Expenses	59.4	57.1	50.5	58.3	59.3	50.2	56.6	61.6	218.4	224.4	227.7
Operating Income	(1.8)	1.2	(2.6)	(4.1)	3.9	10.3	(4.5)	(5.1)	(8.3)	5.6	4.6
Interest Expense	7.7	7.0	6.8	6.8	7.3	7.3	6.8	7.2	30.6	28.2	28.6
Changes associated with the ineffective interest rate swap	-	-	-	-	-	-	-	-	(1.8)	-	-
Other Expense/(Income)	0.1	0.3	0.1	(0.1)	0.1	-	-	0.1	0.5	-	0.2
Income before Tax	(9.6)	(6.1)	(9.5)	(10.8)	(3.5)	3.0	(11.3)	(12.4)	(37.6)	(22.6)	(24.2)
Tax Expense/(Benefit)	0.2	0.1	0.8	0.2	0.2	(0.1)	0.1	0.2	1.0	0.4	0.4
Net Income/(Loss)	$ (9.8)	$ (6.2)	$ (10.3)	$ (11.0)	$ (3.7)	$ 3.1	$ (11.4)	$ (12.6)	$ (38.6)	$ (23.0)	$ (24.6)
Diluted EPS [2]	$ (0.29)	$ (0.11)	$ (0.16)	$ (0.17)	$ (0.06)	$ 0.05	$ (0.17)	$ (0.19)	$ (0.82)	$ (0.35)	$ (0.37)

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*

[2] *Approximately 22.9 million additional shares were issued in the first quarter of 2013 and approximately 28.6 million additional shares were issued in the third quarter of 2011 as part of a rights offerings.*

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Revenues by Quarter

Sales $ in millions

2011 2012 2013 2011 2012 2013 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Specialty $ 309.9 $ 291.1 $ 236.4 $ 268.1 $ 307.9 $ 288.9 $ 249.1 $ 270.9 $ 1,068.2 $ 1,114.0 $ 1,116.8 Structural 192.6 186.6 164.9 182.9 215.7 211.4 196.1 233.5 704.9 806.1 856.7 Other (1) (1.7) (4.8) (10.2) 2.7 (6.6) (3.5) (4.8) (1.2) (17.7) (12.3) (16.2) Total $ 500.8 $ 472.9 $ 391.1 $ 453.7 $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 1,755.4 $ 1,907.8 $ 1,957.3

(1) Includes cash discounts, service revenue, Canadian conversion, and accruals.

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Revenue Channel Mix Analysis

1Q13 Variance from Year 1Q12 2Q12 3Q12 4Q12 1Q13 Ago Qtr Total Products

Warehouse 69.4% 70.0% 71.8% 72.3% 69.9% 0.5% Direct 21.5% 19.9% 19.5% 19.7% 20.8% (0.7%) Reload 9.1% 10.1% 8.7% 8.0% 9.3% 0.2%

Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0%

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Unit Volume by Quarter

Unit Volume Change

2011 2012 2013 2011 2012 2013 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Specialty 10.7% 11.4% 6.6% 12.4% (2.3%) (1.0%) 5.4% 1.5% 7.4% 2.9% 0.6% Structural (18.8%) (14.0%) 2.8% 9.4% 0.4% (3.3%) (0.8%) 4.5% (15.1%) 1.4% 0.2% Total (3.5%) 0.1% 5.0% 11.2% (1.3%) (1.9%) 2.9% 2.7% (2.8%) 2.3% 0.4%

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Gross Margin by Quarter

Gross Margin $ in millions

2011 2012 2013 2011 2012 2013 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Specialty (1) $ 38.9 $ 38.9 $ 31.5 $ 33.7 $ 41.1 $ 38.1 $ 33.0 $ 35.3 $ 137.3 $ 145.9 $ 147.5 Structural (1) 15.6 17.8 14.6 18.0 20.4 21.0 17.5 20.3 64.8 76.9 79.2 Other (2) 3.1 1.6 1.9 2.5 1.7 1.4 1.6 0.9 8.1 7.2 5.6 Total $ 57.6 $ 58.3 $ 48.0 $ 54.2 $ 63.2 $ 60.5 $ 52.1 $ 56.5 $ 210.2 $ 230.0 $ 232.3

Gross Margin %’s

Specialty (1) 12.6% 13.3% 13.3% 12.6% 13.3% 13.2% 13.3% 13.0% 12.9% 13.1% 13.2% Structural (1) 8.1% 9.6% 8.9% 9.9% 9.5% 9.9% 8.9% 8.7% 9.2% 9.5% 9.2% Other (2) n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 11.5% 12.3% 12.3% 12.0% 12.2% 12.2% 11.8% 11.2% 12.0% 12.1% 11.9%

(1) Includes product rebates and competitive discounts.

(2) Includes cash discounts, Canadian conversion, and accruals.

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Operating Expense by Quarter

Operating Expense (1) $ in millions

2011 2012 2013 2011 2012 2013 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Payroll & related $38.1 $38.3 $35.5 $38.6 $38.5 $37.8 $37.7 $38.9 $149.5 $152.6 $152.9 General maintenance 5.6 5.3 5.4 5.2 5.5 5.6 5.4 5.6 21.4 21.7 22.1 Fuel 4.5 4.2 3.7 4.1 4.1 3.6 3.6 3.3 15.8 15.4 14.6 Depreciation and amortization 2.6 2.6 2.4 2.3 2.2 2.1 2.0 2.2 10.5 8.6 8.5 Gain on sale of assets (0.3) (1.2) (4.4) (0.7) (0.5) (9.2) (1.0) (0.3) (13.2) (11.4) (11.0) All Other 8.9 7.9 7.9 8.8 9.5 10.4 9.0 11.9 34.4 37.7 40.7 Total $59.4 $57.1 $50.5 $58.3 $59.3 $50.3 $56.7 $61.6 $218.4 $224.6 $227.8 % of Total Sales 11.9% 12.1% 12.9% 12.9% 11.5% 10.1% 12.9% 12.2% 12.4% 11.8% 11.6%

(1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

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Structural Products Price Trend
Plywood Price Trend 2008-2013 YTD Oriented Strand Board Price Trend 2008 - 2013 YTD
Southern Sheathing 15/32” 4 Ply. West Zone Oriented Strand Board 7/16” North Central Zone
$450 $450
$400 $400
$350 $350
$300 $300
($/msf - 3/8”) $250 ($/msf - 3/8”) $250 $200 $200
$150 $150
$100 $100
3 4 Q2 1 Q2 Q4 Q1
Q Q Q Q3
08Q1 08 09 10 12 08Q1 09 10Q1 10 11Q2 11 12Q3 13
0 2008Q4 2009Q1 2009Q2 2009Q3202010Q1202010Q3 2010Q4 2011Q1 2011Q2 2011Q3 2011Q4202012Q2 2012Q3 2012Q4 2013Q1 2008Q2 2008Q4 2009Q1202009Q3 2009Q40 2010Q4 2011Q10 2012Q1 2012Q220 2012Q420
2 2008Q220 20 2008Q3 2 2010Q220 2 2011Q320
Lumber Price Trend 2008 - 2013 YTD
Western SPF 2x4 #2 & Btr
$450
$400
$350
$300
($/mbf) $250
$200
$150
$100
Q3 Q2 11Q4 Q1
09 10Q1 11 13
2008Q1 2008Q2 2008Q3 2008Q4 2009Q1 2009Q2 20 2009Q4 20 2010Q2 2010Q3 2010Q4 2011Q1 20 2011Q3 20 2012Q1 2012Q2 2012Q3 2012Q4 20
Source: Data from Random Lengths Publications, Inc., updated as of March 29, 2013
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Reconciliation of GAAP to Non-GAAP

December 29, March 30, 2012 2013 (unaudited) (unaudited)

Revolving Credit Facilities $ 171.4 $ 242.4 Mortgage 206.0 205.3 TOTAL DEBT $ 377.4 $ 447.7 Less:Cash and Cash Equivalents (5.2) (5.3) Mortgage LCR Trap - (3.0) Net Debt $ 372.2 $ 439.4

Excess Availability $ 88.0 $ 125.5

Minimum Required $ 38.2 $ 45.4

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Reconciliation of GAAP to Non-GAAP

BlueLinx Holdings Inc.

Unaudited Reconciliation of GAAP Net cash used in operating activities to Non-GAAP EBITDA (1) in millions

Three Months Ended March 30, March 31, 2013 2012

GAAP net cash used in operating activities $ (95.8) $ (88.5)

Adjustments:

Amortization of debt issuance costs (0.9) (0.9) Write-off of debt issuance costs (0.1) -Payments on modification of lease agreement - 5.0 Gain from sale of certain properties 0.2 0.6 Share-based compensation (0.8) (0.8) Changes in assets and liabilities 87.0 75.8 Interest expense 7.2 6.8 Provision for income taxes 0.2 0.2

EBITDA $ (3.1) $ (1.8)

EBITDA $ (3.1) $ (1.8) Facility restructuring and severance related costs 0.9 -Gain from sale of certain properties (0.2) (0.6) Adjusted EBITDA $ (2.4) $ (2.4)

Change in Adjusted EBITDA $ -

(1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

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Additional information for Bluelinx can be found at our website or by contacting: Maryon Davis Director – Finance & Investor Relations Maryon.Davis@bluelinxco.com (770) 221-2666 www.bluelinxco.com